UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2023

Mama’s Creations, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40597	27-0607116
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

25 Branca Road, East Rutherford, NJ	07073
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 532-1212

MamaMancini’s Holdings, Inc.
(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	MMMB	NASDAQ

Item 3.03. Material Modification to Rights of Security Holders.

On July 31, 2023, MamaMancini’s Holdings, Inc. (the “Company”) filed an amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada to change the Company’s name from “MamaMancini’s Holdings, Inc.” to “Mama’s Creations, Inc.” (the “Name Change”) The Name Change, which was approved by the Company’s stockholders at its annual meeting on July 31, 2023 and did not alter the voting powers or relative rights of the Company Common Stock. The Company also amended and restated its Amended and Restated Bylaws, solely to reflect the name change (as amended, the “Second Amended and Restated Bylaws”).

In connection with the Name Change, the Company will begin trading on the Nasdaq Capital Market under the new ticker symbol “MAMA”. The new ticker symbol will become effective at the open of the market on August 2, 2023.

The foregoing description of the Name Change does not purport to be complete and is qualified in its entirety by reference to the complete text of the amendment to the Articles of Incorporation, which is filed herewith as Exhibit 3.1, and incorporated herein by reference, and the Second Amended and Restated Bylaws, which is filed herewith as Exhibit 3.2, and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information under Item 3.03 is hereby incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on July 31, 2023. At the meeting, the Company’s shareholders voted on the following matters:

1. Election of eight directors to the Company’s Board of Directors for terms expiring at the Annual Meeting in the year 2024.

Nominee	Votes For	Withheld	Broker Non-Votes
Adam Michaels	23,079,511	70,424	5,407,397
Matthew Brown	23,077,064	72,871	5,407,397
Steven Burns	22,819,918	330,017	5,407,397
Alfred D’Agostino	23,079,519	70,416	5,407,397
Shirley Romig	23,107,933	42,002	5,407,397
Thomas Toto	23,078,970	70,965	5,407,397
Dean Janeway	21,924,027	1,225,908	5,407,397
Meghan Henson	23,102,768	47,167	5,407,397

2. Ratify the Audit Committee’s appointment of Rosenberg Rich Baker Berman and Company, Certified Public Accountants as the Company’s independent registered public accounting firm for the year ending January 31, 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,179,219	203,762	48,205	2,126,146

3. Approve the Name Change.

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,031,782	276,345	249,204	1

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment to Articles of Incorporation of Mama’s Creations, Inc.
3.2	Second Amended and Restated Bylaws of Mama’s Creations, Inc.
3.3	Second Amended and Restated Bylaws of Mama’s Creations, Inc. (redlined)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mama’s Creations, Inc.

By:	/s/ Adam L. Michaels
Name:	Adam L. Michaels
Title:	Chief Executive Officer

Dated: August 1, 2023